EXHIBIT 23.1

                                AJ. ROBBINS, P.C.
                          CERTIFIED PUBLIC ACCOUNTANTS
                              216 SIXTEENTH STREET
                                    SUITE 600
                             DENVER, COLORADO 80202


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


As independent certified public accountants, we hereby consent to the use of our report dated April 6, 2005 of SRKP 2, Inc. and to the reference made to our firm under the caption "Experts" included in or made part of this Form SB-2.




                                                AJ. ROBBINS, P.C.
                                           CERTIFIED PUBLIC ACCOUNTANTS


DENVER, COLORADO
MAY 25, 2005